Exhibit 99.1

 Developing Transformational Immunotherapies for Cancer  NASDAQ: PDSB   December 2023

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101 and other Versamune® and Infectimune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 and other Versamune® and Infectimune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform;  and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual, quarterly and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.    Versamune® and Infectimune® are registered trademarks of PDS Biotechnology Corporation  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA

Executive Summary: Positioned for Market Leadership

Company Overview



T cell activating platforms and antibody conjugated immunocytokine platform to develop safer, more effective and longer-lasting **cancer immunotherapies**

1. PDS0101 to enter **Phase 3 registrational trial** in Q1 2024 to treat recurrent or metastatic, HPV16-positive head and neck squamous cell cancer (HNSCC)
2. **Fast Track Designation**
   PDS0101 addresses large and growing market with significant unmet need
3. **Transformational data** generated with PDS0101 and PDS01ADC in multiple Phase 2 clinical studies
4. **Financial:** Cash as of September 30, 2023 - $54.3M - Adequate cash runway into Q3 2024 with initiation of a registrational trial in 2024

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 Experienced Management Team  Historical success in development and commercialization of leading pharmaceutical products  Frank Bedu-Addo, PhD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:  Abelcet® (Liposome Company/ Elan)  PEG-Intron® (Schering-Plough/ Merck)  Lars Boesgaard  Chief Financial Officer  20 years of financial leadership roles in healthcare  Former Chief Financial Officer of publicly traded healthcare and biotech companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Vaccine Branch Clinical Director at National Cancer Institute Center for Cancer Research  Gregory Conn, PhD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing

Proprietary Investigational Drug Assets
Focused on Targeting the Immune Response to the Tumor

IL-12 Fused Antibody Drug Conjugate (ADC) PDS01ADC (NHS-IL12)

NHS76 (DNA-binding Ab)


De-immunized
junction

IL-12 (p40 clipping-resistant)

Versamune® T Cell Activating Platform


Water-insoluble
Fatty acids/hydrocarbon chains
Water-soluble and positively
charged head-group coats
the particle surface
O
O
N+
H
O
Cl-
O

Immunologically active <u>R-enantiomer</u> of 1,2-dioleoyl-trimethyl-ammonium-propane (R-DOTAP)

PDS Biotechnology

References: Gandhapudi SK, et al. 2019. J. for ImmunoTherapy of Cancer 8:e000612
Greiner.JW et al ImmunoTargets and Therapy 2021:10 155–169

5

Profile of PDS01ADC

IL-12 fused antibody drug conjugate (tumor targeted)

- PDS01ADC (M9241, NHS-IL12) immunocytokine is administered by subcutaneous injection
- Recombinant fusion protein consisting of the human monoclonal IgG1 antibody NHS76 fused to two molecules of the human IL-12 heterodimer at each CH3 C-terminus
- NHS76 is a second-generation tumor necrosis-targeting (TNT) antibody that has been clinically validated for its ability to target lung tumors following systemic administration
- NHS76 targets exposed DNA/histone sites, and as a result directs the proinflammatory cytokine IL-12 to intra-tumoral necrotic regions
- PDS01ADC tumor accumulation demonstrated to increase when combined with tumor necrosis-inducing agents e.g., HDAC inhibitors, chemotherapy, radiation
- **Safety:** Evaluated in >250 subjects: Antibody modification improves safety and therapeutic profile of IL-12. Well tolerated at all doses as monotherapy, dual combination with SOC (chemotherapy, radiation etc.), and as a triple combination with ICI and PDS0101

PDS Biotechnology

References: Toney NJ et al, International Immunopharmacology 116 (2023) 109736
Greiner.JW et al ImmunoTargets and Therapy 2021:10 155–169

6

 Profile of Versamune®  Designed to direct powerful CD4 (helper) and CD8 (killer) T cells into tumors  PLATFORM:  Induces powerful, long-lasting anti-tumor response by promoting uptake of tumor-specific proteins by the immune system and activates a specific signaling pathway that promotes the production of active tumor-infiltrating multifunctional CD8 killer and CD4 helper T cells  Versamune®  PDS0101 (HPV16)  HPV+ Cancers  PDS0102 (TARP)  Prostate, Breast, AML  PDS0103 (MUC1)  NSCLC, Colon, Gallbladder, etc.  PDS0104  Melanoma  Product Candidates

Versamune® Induces the Right Type, Potency and Quantity of Multifunctional Killer and Helper T Cells

Injection Site	Lymph Node	Tumor Site



Immunotherapy
Triggers release of Type I FNs
Dendritic cell
Tumour antigen
MHC class I
TCR
CD8+ killer T-cell
Type I IFNs
MHC class II
TCR
CD4+ helper T-cell
Activated CD8+ killer T-cell
IL-2
IFNγ
TNF
Activated CD4+ helper T-cell
Granzyme-b
IFNγ
Tumor cells destroyed

1 Recruits T cells to lymph nodes

2 Trains T cells to target tumors

3 Arms T cells to kill tumor cells

- Comprised of positively charged lipid (R-DOTAP) co-administered with proprietary tumor-specific proteins, **delivered via subcutaneous injection**
- Presents antigen to CD4 and CD8 T cells. Activates the Type I Interferon pathway, leading to **potent, multifunctional, antigen specific T cell responses**
- Human clinical trials confirm induction and accumulation of **multifunctional T cells in the tumor**, which correlated with clinical response and elimination of circulating tumor DNA and clinical response (SITC 2022)

References: Gandhapudi SK, et al. 2019. J Immunol. 202 (12): 3524-3536.
Smalley Rumfield C et al. 2020J. for ImmunoTherapy of Cancer 8:e000612.

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IMMUNOCERV: PDS0101 Appears to Induce Clinically Beneficial Killer (CD8) T Cells

Induction of activated CD8 T cells correlates with elimination of circulating tumor DNA[1,2]

Representative Subject



Quantity of tumor cell DNA circulating in the blood
Killer T cells that infiltrated the tumors
HPV16 copies/ml plasma
Brush Granzyme B (%CD8)
30
25
20
15
10
5
0
45
40
35
30
25
20
15
10
5
0
T0
T1
T2
T3
T4
T4B
T5
Brush GrznB+ %CD8
HPV16 copies/ml plasma

- PDS0101 activates the immune system to generate active killer T cells (CD8 T) cells that induce a critical mediator of the T cell's tumor-killing function called granzyme-B
- Multifunctional killer T cells target, infiltrate and eliminate the cervical cancer tumors
- 91.7% clearance of HPV16 ctDNA at week 5 vs 53.1% clearance with chemoradiation alone

IMMUNOCERV (PDS0101+Chemoradiation) Trial[1,2]:

- Predominantly stage III and IV cervical cancer
- Locally advanced cancer with tumors > 5cm (high-risk)
- 100% of patients had cancer spread to lymph nodes
- SITC 2022
  - 100% (9/9) clinical response rate with 60 days
  - No evidence of cancer in 89% (8/9) by Day 170

PDS Biotechnology

[1]Yoshida-Court et al., IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); SITC 2022
[2]ASTRO 2023

9

 HPV16-Positive Head and Neck Squamous Cell Cancer (HNSCC)   Disease Overview and Market Size

HPV16-Positive HNSCC Presents a Significant Market Opportunity

Largely Attributed to the High Rate of Oral HPV Infections in Men



Est. U.S. Oral and Pharyngeal Cancer
~54,400
Est. U.S. HPV Positive Oral and Pharyngeal Cancer
~38,100
Est. HPV16 Genotype
~34,000
~18,300
Est. HPV16 Locally Advanced, Unresectable and Metastatic

$2-3B Market Opportunity in US[1]

Initial commercial opportunity for PDS0101

- No available HPV specific therapy
- HPV cancer incidences continue to increase despite preventive HPV vaccine
- HPV vaccination is not expected to impact the rate of HPV-positive cancer incidence for the near term
- Existing immunotherapies cost $150,000+ annually per patient[1]

Data sources: [1] PD-L1 negative and PD-L1 positive populations (> 9000 incidence PD-L1 Positive)
https://seer.cancer.gov/statfacts/html/oralcav.html; https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.htm; https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9; https://seer.cancer.gov/statistics-network/explorer/application.html?site=3&data_type=1&graph_type=4&compareBy=sex&chk_sex_1=1&race=1&age_range=1&advopt_precision=1&hdn_view=0; https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5002133/

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Significant Unmet Needs Remain in Recurrent or Metastatic HNSCC

Standard of Care for Recurrent or Metastatic HNSCC – Published Results*[1]

	KEYTRUDA®	KEYTRUDA® Plus Chemo	Chemotherapy + EGFR Inhibitor
Objective Response Rate (ORR)	19%	36%	35%
Progression Free Survival (PFS)	3.2 mos	5.0 mos	5.0 mos
12-Month Survival Rate	50%	55%	44%
Median Overall Survival (OS)	12.3 mos	13.6 mos	10.3 mos
Key Toxicities	• Anemia • Fatigue • Weight loss • Hypokalemia	Additional to KEYTRUDA®: • Neutropenia • Mucosal inflammation • Thrombocytopenia • Stomatitis	• Neutropenia • Anemia • Thrombocytopenia • Nausea/vomiting • Hypokalemia • Rash • Fatigue • Mucosal inflammation
Treatment Related Grade 3+ Toxicities	17%	72%	69%

Oncologist[2] – Stated Unmet Medical Needs in HNSCC

- Targeted treatment option to address the growing population of HPV16-positive HNSCC and improve outcomes
- Novel MOA that is clinically effective in a broader patient population and provides more durable responses
- Safer and more effective treatments that may be used with or in place of current standard of care
- Better tolerability and less toxic alternatives to chemotherapy

[1]KEYNOTE-048 Study Burtness B et al, Lancet 2019
[2]Primary Market Research 2022

PDS Biotechnology

* No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101

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 PDS0101 for HPV16-Positive HNSCC   Phase 2 Clinical Studies

VERSATILE-002 Phase 2 Clinical Trial – Results Support Initiation of Phase 3 Clinical Trial in ICI Naïve R/M HNSCC

Objective: To assess the combination of PDS0101 and KEYTRUDA® in ICI naïve subjects with recurrent or metastatic HPV-positive HNSCC

Partner	FDA Approved Standard of Care	Study Design	Key Entry Criteria for ICI Naïve Subjects	Study Treatment	Endpoints
MERCK ***Fast Track Designation***	KEYTRUDA® (pembrolizumab)	Open-label, non-randomized, adaptive design study N=54 ***Enrollment complete***	Recurrent or metastatic HNSCC ≥18 years of age HPV16-Positive tumor Combined positive score (CPS) ≥1	Pembrolizumab 200mg IV Q3W up to 35 Cycles (2 years) PDS0101 1 mL subcutaneous injection at Cycles 1, 2, 3, 4 and 12	**Primary:** Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST 1.1 **Key Secondary:** Progression Free Survival (PFS) per RECIST 1.1 Overall Survival (OS) Safety and tolerability ***Achievement of Statistical Threshold for Efficacy***

PDS Biotechnology

R/M = recurrent and metastatic

14

Disease Stabilization or Tumor Reduction in 81% of Patients

Tumor Shrinkage in 60% (31/52) with Confirmed Objective Response in 27%[1] (14/52) to Date

Best Percentage Change from Baseline in Target Lesions (mITT population)



100
90
80
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Change from Baseline (%)

Progression Free Survival

VERSATILE-002	Months (95% CI)
PDS0101+KEYTRUDA®	8.1

KEYNOTE-048 (CPS≥1)	Months (95% CI)
KEYTRUDA® Monotherapy	3.2
KEYTRUDA® + Chemo	5.0
EXTREME Chemo	5.0

No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101
Assessments based on Investigator assessment per RECIST 1.1
Data on File. 08/02/23 Data Cut.
Burtness B et al., *Lancet*. 2019; 394:1915-1928.

[1]*Achievement of Statistical Threshold for Efficacy*

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 PDS0101 and KEYTRUDA® Combination in ICI Naïve HNSCC Demonstrates Promising Patient Survival to Date  Median OS Not Yet Estimable  Data on File. 08/02/23 Data Cut.  Kaplan-Meier Estimates of Overall Survival (OS) (Intent-to-Treat Population)  No. of Subjects at Risk (Events)   55 (0)  53 (2)  50 (3)  42 (5)  41 (6)  36 (7)  32 (8)  27 (8)  24 (8)  21 (8)  19 (9)  17 (9)  17 (9)  17 (9)  15 (9)  14 (9)  11 (10)  11 (10)  11 (10)  9 (10)  8 (10)  7 (10)  6 (10)  4 (10)  2 (10)  0 (10)  12 Month OS Rate – 80%  24 Month OS Rate – 74%  12-month OS Rates  CPS 1-19 = 75%  CPS ≥ 20 = 85%  24-month OS Rates  CPS 1-19 = Not yet estimable  CPS ≥ 20 = 85%

PDS0101 and KEYTRUDA® Combination in ICI Naïve HNSCC Demonstrates Promising Patient Survival to Date

Overall Survival is Primary Endpoint in Planned Phase 3 Study VERSATILE-003


KEYTRUDA®
KEYTRUDA® + Chemo
PDS0101 + KEYTRUDA®
12-month OS Rate
24-month OS Rate
OS Rate (%)
KEYNOTE-048 (CPS≥1)
50%
55%
VERSATILE-002
80%
KEYNOTE-048 (CPS≥1)
29%
31%
VERSATILE-002
74%

* No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101
Data on File. 08/02/23 Data Cut
Burtness B et al., *Lancet.* 2019; 394:1915-1928

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 Promising Survival with PDS0101 + KEYTRUDA®  81% of Subjects Remain Alive and Continue to be Followed for Survival  Data on File. 08/02/23 Data Cut  Assessments were based on Investigator assessment per RECIST 1.1  OS and PFS (mITT Population)  Time to  PFS  OS  Alive

Survival Rates Demonstrate Potential Contribution of PDS0101 to Survival in Advanced Head and Neck Cancer

PDS0101 + KEYTRUDA® Shows Promising Survival Benefit Even in ICI Resistant Patients

12-month Overall Survival Rate


First-line R/M HNSCC
80%
30-50%
PDS0101 + KEYTRUDA®
Approved ICIs

Progression

12-month Overall Survival Rate


ICI-Resistant HNSCC
56%
17%
PDS0101 + KEYTRUDA®
No salvage chemotherapy

* No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101
Data on File. 08/02/23 Data Cut
Burtness B et al., *Lancet.* 2019;394:1915-1928
Ferris RL, et al. *NEJM.* 2016;375:1856-67.
Bila M, et al. *Frontiers in Oncology.* Jan 2022;12:761428.
R/M = recurrent and metastatic

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 Addition of PDS0101 to KEYTRUDA® Does Not Appear to Compound Toxicity   * No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101Data on File. 08/02/23 Data CutBurtness B et al., Lancet. 2019; 394:1915-1928  Ferris RL, et al. NEJM. 2016;375:1856-67.  Only 8 ICI naïve subjects (13%) and only 1 ICI resistant subject (4%) had Grade 3 PDS0101+KEYTRUDA® TRAE   Published results 13-17% grade 3-5 TRAE with approved ICI immunotherapy in the ICI naïve population  No subjects had Grade 4 or 5 TRAEs  PDS0101+KEYTRUDA® Treatment Related Adverse Events (Safety Population, N=62)   Safety data in over 130 patients to date across multiple Phase 1 and 2 Studies  Safety data, anti-tumor responses and patient survival suggest that the Versamune® based therapies such as PDS0101 could be ideal candidates for combination oncology treatments  Preferred Term  n (%)  Any Combination-TRAE  49 (79.0)  Grade 1  23 (37.1)  Grade 2  18 (29.0)  Grade 3  8 (12.9)  Grade 4  0  Grade 5  0  ICI Naïve Cohort   PDS0101+KEYTRUDA® Treatment Related Adverse Events (Safety Population, N=25)   Preferred Term  n (%)  Any Combination-TRAE  21 (84.0)  Grade 1  13 (52.0)  Grade 2  7 (28.0)  Grade 3  1 (4.0)  Grade 4  0  Grade 5  0  ICI Resistant Cohort

PDS0101 with KEYTRUDA® Well Tolerated in VERSATILE-002 to Date with Few Serious Toxicities

Serious (Grade 3–5) Treatment-Related Adverse Events (ICI Naïve Population)


KEYTRUDA®
KEYTRUDA®+ Chemo
PDS0101 + KEYTRUDA®
13%
VERSATILE-002
No Grade 4 or 5 TRAE
72%
17%
KEYNOTE-048
(CPS≥1)
Subjects (%)

*No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101
Data on File. 08/02/23 Data Cut
Burtness B et al. *Lancet.* 2019;394:1915-1928

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Data Continues to Hold Up as More Patients are Enrolled and Follow-up Time is Extended

Data Summary Table Shows Consistency in Results

	PDS0101		KEYNOTE-048	Comments
	ASCO 2023 (06/05/23)	KOL event (09/27/23)		
Cut-off Date	January 13, 2023	August 02, 2023		
Patients with CPS 1-19	50%	60%	48%	Aug 02 cut off has a higher percentage of patients with CPS 1-19 (lower response to KEYTRUDA®). KEYNOTE rates among subjects with CPS ≥1 unless otherwise specified.
Patients with CPS ≥20	50%	40%	52%	
Disease Control Rate (SD+PR+CR)	70.6%	80.8%		
Patients with tumor reduction	67.6%	59.6%		
Confirmed ORR on cut-off date	26.5%	26.9%	19%	ORR steady as more patients enroll
Median OS (CPS ≥1)	Not yet estimable	Not yet estimable	12.3 months	KEYTRUDA® exposes the cancer to the immune system (improves with higher CPS score). Injection of PDS0101 activates T cells to infiltrate, weaken (disable) and, or kill the exposed cancer cells, thus providing the potential to promote prolonged survival.
12-month OS rate (CPS ≥1)	87%	80%	50%	
12-month OS rate (CPS 1-19)	N/A	75%	44%	
12-month OS rate (CPS ≥20)	N/A	85%	56%	
24-month OS rate (CPS ≥1)	N/A	74%	29%	
PFS (CPS ≥1)	10.4 months	8.1 months	3.2 months	PDS0101 promotes prolonged PFS even in patients with lower CPS score. PFS for CPS ≥1 remains extended despite higher percentage of patients in lower CPS score group.
PFS (CPS 1-19)		5.1 months	2.2 months	
PFS (CPS ≥20)		11.6 months	3.4 months	

* No control or comparative studies have been conducted between immune checkpoint inhibitors and PDS0101
Burtness B et al. *Lancet.* 2019;394:1915-1928
Burtness, B. et al. *J Clin Oncol.* 2022;40:2321-2332.

PDS Biotechnology

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 Combination of PDS0101 & KEYTRUDA® Continues to Show Promising Safety and Survival Outcomes  VERSATILE-002 Study Shows Potential of PDS0101 to Safely Modify the Tumor Microenvironment to Promote Patient Survival  The 24-month OS rate in the ICI naïve cohort is 74%; Published results of 29% in KEYNOTE-048  The 12-month OS rate in the ICI naïve cohort is 80%; Published results of 50% in KEYNOTE-048  The addition of PDS0101 to KEYTRUDA® does not appear to compound toxicity in ICI naïve patients   13% (8/62) Grade 3 and 0% Grade 4 & 5 Treatment Related Adverse Events  * No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101  Data on File. 08/02/23 Data Cut.  Burtness B, et al. Lancet. 2019;394:1915-28.

 Timeline to Registrational Trial Initiation  Worldwide Randomized, Controlled Clinical Study to Be Initiated Q1 2024  PDS0101 + KEYTRUDA® in Recurrent or Metastatic HPV16-Positive HNSCC  2Q 2022  3Q 2022  1Q 2023  2Q 2023  3Q 2023  1Q 2024  FDA Fast Track designation for PDS0101 + KEYTRUDA®  Successful EOP2 meeting with FDA  Initiated PDS0101 tech-transfer, scale up at selected Phase 3 clinical/commercial manufacture  Completed Phase 3 clinical manufacturing of PDS0101  Obtained visibility to potential OS and PFS information for VERSATILE-002 trial needed to finalize VERSATILE-003 trial design  Completed CMC-related activities for PDS0101  Obtained feedback from EU regulatory agencies on protocol  Received feedback from FDA allowing for initiation of VERSATILE-003  Initiate site activation and related clinical, operational activities (4- to 6-month process)  InitiateVERSATILE-003 Phase 3 Trial

Versamune® Based Oncology Pipeline

Partnerships with World-Class Institutions in Immuno-Oncology

	Candidate/ Study	Indication	Combination	PC	P1	P2	P3	R	Partner(s)
Clinical (Lead)	**PDS0101 (HPV)/ VERSATILE-002**	Recurrent or metastatic HPV16-positive head and neck cancer • **Arm 1:** ICI naïve • **Arm 2:** ICI refractory	KEYTRUDA® (standard of care)	PC–P2 (PDS Biotech Funded) ***Fast Track Designation***					MERCK
IIT Studies	**PDS0101 (HPV)/ IMMUNOCERV**	1st-line treatment of locally advanced (IB3-IVA) cervical cancer	Chemo-radiation (standard of care)	PC–P2 (Partner Co-Funded)					The University of Texas MD Anderson Cancer Center
IIT Studies	**PDS0101 (HPV)/ Mayo Clinic**	Pre-metastatic HPV-positive oropharyngeal cancer (OPSCC) • **Arm 1:** PDS0101 monotherapy • **Arm 2:** PDS0101 + KEYTRUDA®	KEYTRUDA® (standard of care)	PC–P2 (Partner Co-Funded)					Mayo Clinic
Preclinical Candidates	**PDS0102 (TARP)**	TARP-positive AML, prostate and breast cancers	TBD	PC (Partner Co-Funded)					NIH National Cancer Institute
Preclinical Candidates	**PDS0103 (MUC1)**	MUC1-positive breast, colon, lung, ovarian and other cancers	TBD	PC (Partner Co-Funded)					NIH National Cancer Institute
Preclinical Candidates	**PDS0104 (TRP2)**	Melanoma	TBD	PC (PDS Biotech Funded)					

Legend: PDS Biotech Funded (solid bar) · Partner Co-Funded (hatched bar)

Reference: Data on file.

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 VERSATILE-003 Phase 3 Study Design  Global Randomized, Controlled Clinical Study with Estimated 90–100 Sites  Overall survival (OS)  Primary Endpoint  For the treatment of recurrent or metastatic HPV16-positive HNSCC  Targeted Indication  Randomization 2:1  PDS0101 +KEYTRUDA®   PDS0101 + KEYTRUDA®   KEYTRUDA®  KEYTRUDA®  Planned Interim Analysis: OS  Final Analysis:OS  Enrollment  Follow-up

 Antibody-Drug Conjugate (ADC) IL-12 (PDS01ADC)  Phase 2 Clinical Studies

PDS0101+PDS01ADC+ICI: Optimal Antitumor Response

Preclinical: Increased T Cells and T Cell Uniformity with Tumor Shrinkage

A



NHS-IL12 + ICI
PDS0101 + NHS-IL12 + ICI

CD4 T cells, CD8 T cells, DAPI

B



Tumor Weight (mg)
2500
2000
1500
1000
500
0
PBS Control
R-DOTAP
PDS0101
Bintrafusp alfa
NHS-IL12
PDS0101+Bintrafusp alfa
PDS0101+NHS-IL12
NHS-IL12+Bintrafusp alfa
PDS0101+NHS-IL12+ Bintrafusp alfa

C

Treatment	T-cell Clones per 25% of TCR Repertoire (Avg)
PBS Control	18
PDS0101	12
Bintrafusp alfa	22
NHS-IL12	25
PDS0101+Bintrafusp alfa	8
PDS0101+NHS-IL12	6
NHS-IL12+Bintrafusp alfa	18
PDS0101+NHS-IL12+ Bintrafusp alfa	3

D



#CD8+ per mg tumor weight
500
300
200
100
0
*
*
PBS Control
R-DOTAP
PDS0101
Bintrafusp alfa
NHS-IL12
PDS0101+Bintrafusp alfa
PDS0101+NHS-IL12
NHS-IL12+Bintrafusp alfa
PDS0101+NHS-IL12+ Bintrafusp alfa

A) Immunohistochemistry for CD4+ and CD8+ T cells in TC-1 tumors. Combination treatment with PDS0101, NHS-IL12 (IL-12 ADC), and ICI (bintrafusp alfa) increased CD8 and CD4 T cell infiltration into the tumor. B) PDS0101 monotherapy reduced tumor volume in the TC-1 syngeneic tumor model, and the combination of PDS0101, bintrafusp alfa and NHS-IL12 resulted in further tumor control. C) TCR clonality significantly increased in all groups treated with PDS0101. Tumor infiltrating lymphocytes (TILs) were purified from whole tumor. DNA isolated from TILs was analyzed by Adaptive Biotechnology for TCR repertoire. Number of T-cell clones that make up 25% of the TCR repertoire (n=3 mice per group). D) CD8+ T cell infiltration in tumor. *Similar results obtained with traditional aPD-L1 ICI (unpublished data)*

Smalley, Rumfield C, *et al. J Immunother Cancer* 2020;8:e000612. doi:10.1136/jitc-2020-000612

28

Phase 2 NCI-led Triple Combination: PDS01ADC + PDS0101 + ICI

Advanced HPV16-Positive Anal, Cervical, Head and Neck, Penile, Vaginal, Vulvar Cancer Patients Who Are ICI Resistant

Partner	NIH NATIONAL CANCER INSTITUTE
FDA Approved Standard of Care	None
Immunology/ Immune Correlates	SITC, November 2022: • Greater than two-fold increase in HPV16-specific T cells in the blood of 11/14 (79%) of the evaluated patients • Induction of multifunctional killer (CD8) T cells • Increases in granzyme B (associated with active killer T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression
Safety	Safety results (Arms 1 & 2)[1] • 24/50 (48%) of patients experienced grade 3 and higher adverse events • 2/50 (4%) experienced grade 4 adverse events

[1]72% grade 3 and higher adverse events reported in KEYNOTE-048 Burtness 2019 https://doi.org/10.1016/S0140-6736(19)32591-7
Goswami 2022 http://dx.doi.org/10.1136/jitc-2022-SITC2022.0695

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 Triple Combination: Promising Objective Response Rate (ORR) ICI Naïve Patients  Percent of Patients (%)  19%  27%  75%  1  2  3  27%  75%  1  1. Burtness B et al., Lancet. 2019; 394:1915-1928  2. VERSATILE-002 Phase 2 trial (NCT04260126), Investigator assessment (10/2023)  3. Triple combination Phase 2 trial (NCT04287868, Investigator assessment (data on file)  Note: No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101 or PDS01ADC   KEYTRUDA 1 PDS0101+KEYTRUDA 2 KEYTRUDA +Chemo 1 PDS0101+PDS01ADC+ICI 3  ®  ®   ®  PDS0101ADC Promoted Promising ORR

  Overall Survival Rates – Durable Survival with PDS0101ICI Naïve Patients  OS Rate (%)  50  55  80  25%  31  74  75  75%  29%  22%  1  1  2  3  74%  75%  1. Burtness B et al., Lancet. 2019; 394:1915-1928  2. VERSATILE-002 Phase 2 trial (NCT04260126), Investigator assessment (10/2023)  3. Triple combination Phase 2 trial (NCT04287868, Investigator assessment (11/2023)  Note: No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101 or PDS01ADC  KEYTRUDA®1  KEYTRUDA®+Chemo 1  KEYTRUDA®+PDS0101 2  PDS0101+PDS01ADC+ICI 3  PDS0101-Containing Combinations Promoted Promising Survival Benefit  N/A

 Triple Combination: Compelling Objective Response Rate (ORR)ICI Resistant Patients  1. Strauss J et al, Journal for ImmunoTherapy of Cancer 2020;8:e001395 doi:10.1136/jitc-2020-001395  2. Pestana et al, Oral Oncology 101 (2020) 104523  3. VERSATILE-002 Phase 2 trial (NCT04260126), Investigator assessment (10/2023)  4. Triple combination Phase 2 trial (NCT04287868, Investigator assessment (11/2023)  Note: No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101 or PDS01ADC  10%  42%  63%*  Percent of Patients (%)  2  1  3  4  PDS0101+PDS01ADC+ICI 4  KEYTRUDA®+PDS0101 3  EGFR inhibitor+/-Chemo2  Bifunctional ICI 1  0%  PDS0101ADC Promoted Promising ORR  *High dose PDS01ADC

 Triple Combination: 1-Year Overall Survival Rate ICI Resistant Patients  30%  56%  72%  Surviving Patients (%)  1  3  2  36%  72%  56%  PDS0101+PDS01ADC+ICI 3  PDS0101+KEYTRUDA® 2  Systemic Therapies 1  1. Pestana et al, Oral Oncology 101 (2020) 104523  2. VERSATILE-002 Phase 2 trial (NCT04260126), Investigator assessment (10/2023)  3. Triple combination Phase 2 trial (NCT04287868, Investigator assessment (11/2023)  Note: No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101 or PDS01ADC  PDS0101-Containing Combinations Promoted Promising Survival Benefit with Addition of PDS01ADC Providing Further Benefit

 Combination of PDS0101, PDS01ADC and Immune Checkpoint Inhibitor (ICI) Shows Promising Safety, ORR and Survival Outcomes  Triple Combination Study Shows Potential PDS0101 and PDS01ADC to Safely Modify TME to Promote both Patient Survival and Objective Responses in HPV-Positive Cancers  The 36-month OS rate in the ICI naïve cohort is 75%; Published results of <30% 36-month with FDA approved therapies  The confirmed objective response rate (ORR) in the ICI naïve cohort is 75%; Published results of <40% with FDA approved therapies  The 12-month OS rate in the ICI resistant cohort is 72%; Published results of <40% with combinations of various FDA-approved systemic therapies  The Triple Combination appears to be reasonably well tolerated in ICI naïve and ICI resistant patients   48% (24/50) Grade 3 and 4% (2/50) Grade 4 Treatment-Related Adverse Events  * No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101 or PDS01ADC  Data on File. 08/02/23 Data Cut.  Burtness B, et al. Lancet. 2019;394:1915-28.

 IL-12 ADC Cytokine TherapyPDS01ADC + Docetaxel  Phase 2 Clinical Study: PDS01ADC + Docetaxel in Advanced Prostate Cancer

PDS01ADC (IL-12 ADC) + Docetaxel: Optimal Tumor Control

Preclinical studies show PDS01ADC accumulation in tumor with efficacy



MC38 Colon Cancer Tumor Growth
Tumor Volume (mm³)
2000
1500
1000
500
0
0
5
10
15
20
25
Days Post Tumor Inoculation
No Treatment
Docetaxel
PDS01ADC
rIL-12
Docetaxel + PDS01ADC
Docetaxel + rIL-12
**
**
*
*

Colon cancer (MC38) average tumor volumes of animals treated with docetaxel (red line; *n* = 11), PDS01ADC (blue line; *n* = 11), rIL-12 (grey line; *n* = 11), docetaxel + PDS01ADC (purple line; *n* = 12), docetaxel + recombinant IL-12 (rIL- 12) (green line; *n* = 11) and untreated controls (black line; *n* = 12).Doc = docetaxel. huIgG = human IgG. *p < 0.05, **p < 0.01, ***p < 0.001, ****p < 0.0001

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Cancer Immunology, Immunotherapy (2023) 72:2783–2797

TME – Tumor microenvironment

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 PDS01ADC+Docetaxel: Well Tolerated at All Tested Dose LevelsCastration-Sensitive and Castration-Resistant Prostate Cancer Patients  Adverse Event  6.0mcg/kg NHS-IL12  N=6  12.0mcg/kg NHS-IL12  N=6  16.8mcg/kg NHS-IL12  N=6  Grade 2  Grade 3  Grade 4  Grade 2  Grade 3  Grade 4  Grade 2  Grade 3  Grade 4  Fatigue  33%  0%  0%  17%  17%  0%  60%  0%  0%  Anemia  0%  0%  0%  33%  17%  0%  0%  20%  0%  Lymphopenia  0%  0%  0%  67%  0%  0%  0%  0%  0%  Diarrhea  0%  0%  0%  17%  0%  0%  20%  20%  0%  Neutropenia  0%  17%  0%  0%  0%  17%  20%  0%  0%  Leukopenia  17%  0%  0%  0%  17%  0%  20%  0%  0%  Febrile Neutropenia  0%  0%  0%  0%  0%  0%  0%  20%  0%  Madan et al, Cytokines 2023

 PDS01ADC + Docetaxel: 61% Average PSA DeclineImmune Responses and PSA Decline Seen at All Dose Levels  -4  -22  -46  -62  -75  -86  -14  -27  -40  8.0mcg/kg  12.0mcg/kg  16.8mcg/kg  CRPC  CSPC  CRPC = castration-resistant prostate cancer; CSPC = castration-sensitive prostate cancer; PSA = prostate-specific antigen  Madan et al, Cytokines 2023

Antibody-Drug Conjugate (PDS01ADC) Pipeline

	Candidate/ Study	Indication	Combination	PC	P1	P2	P3	R	Partner(s)
IIT Studies	**PDS01ADC/ NCI-led Triple Combination**	HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers • **Arm 1:** ICI naive • **Arm 2:** ICI resistant	PDS0101 & ICI						NIH NATIONAL CANCER INSTITUTE
	PDS01ADC	Advanced Kaposi Sarcoma	Monotherapy						NIH NATIONAL CANCER INSTITUTE
	PDS01ADC	Metastatic castration-sensitive and castration-resistant prostate cancer	Docetaxel						NIH NATIONAL CANCER INSTITUTE
	PDS01ADC	Localized high and intermediate risk prostate cancer	Radiation Therapy						NIH NATIONAL CANCER INSTITUTE
	PDS01ADC	ICI refractory HPV-related, colon and small-bowel cancer	HDAC Inhibitor						NIH NATIONAL CANCER INSTITUTE

Partner Co-Funded

Reference: Data on file.

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Projected Milestones Through 3Q24

		4Q23	1Q24	2Q24	3Q24
PDS0101	Submit protocol to FDA for triple combination in HNSCC		■		
PDS0101	Update on ICI naïve/resistant data in HNSCC – KOL Event (VERSATILE-002)	✓			
PDS0101	Updated OS data from PDS0101-PDS01ADC based triple combination in HPV-Positive Cancer	✓			
PDS0101	Immune response data (VERSATILE-002) (ESMO 2023)	✓			
PDS0101	Initiate registrational trial (HPV16-Positive HNSCC)		■		
PDS0101	Anticipate updated data (IMMUNOCERV) (ASTRO 2023)	✓			
PDS0101	Anticipate preliminary efficacy data (Mayo Clinic)			■ ○	
PDS0101	Final data VERSATILE-002			■	
PDS01ADC	Interim safety and immune data (PDS01ADC + docetaxel) (Cytokines 2023)	✓			
PDS0103	Estimated IND filing in MUC1-related cancers		■	■	
PDS0202	Feedback from NIAID on path forward for universal flu		■	■	

○ Investigator-initiated trials and data read-outs are outside the control of PDS Biotech.

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 Infectimune® Infectious Disease Platform

 License agreement with University of Georgia for proprietary computer-designed influenza antigens  Top-line preclinical data announced; effective delivery of flu proteins activate the critical immune signals necessary to generate neutralizing antibody responses to all flu strains tested in animals  Preclinical data presented at the Ninth ESWI Influenza Conference and 41st Annual American Society for Virology Meeting  Universal Flu Market Opportunity in 2021  PDS0202: Universal Influenza Vaccine with Potential to Revolutionize Protection Against Influenza  Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune® + COBRA) Universal flu formulation.   Universal Influenza Vaccines  $7 Billion

 PDS0202 Promotes Induction of Antibodies that Neutralize a Broad Range of Influenza Viral Strains in Ferret Studies  Proprietary Computationally Designed Influenza Protein  Studies in Ferrets – Model Viewed as Gold Standard in Preclinical Influenza Research

 PDS0202 Promotes Induction of Antibodies and T Cells that Prevent Viral Replication in Lungs of Ferrets  Proprietary Computationally Designed Influenza Protein

Executive Summary: Positioned for Market Leadership

Company Overview



T cell activating platforms and antibody conjugated immunocytokine platform to develop safer, more effective and longer-lasting **cancer immunotherapies**

1 PDS0101 to enter **Phase 3 registrational trial** in Q1 2024 to treat recurrent or metastatic, HPV16-positive head and neck squamous cell cancer (HNSCC)

2 **Fast Track Designation**
PDS0101 addresses large and growing market with significant unmet need

3 **Transformational data** generated with PDS0101 and PDS01ADC in multiple Phase 2 clinical studies

4 **Financial:** Cash as of September 30, 2023 - $54.3M - Adequate cash runway into Q3 2024 with initiation of a registrational trial in 2024

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 Thank You

 Appendix

 FDA Requires OS as Primary Endpoint  PFS and ORR will not support a BLA approval  From FDA’s Clinical Trial Endpoints for the Approval of Cancer Drugs and Biologics White Paper1:  “In the 1970’s, the FDA usually approved cancer drugs based on objective response rate (ORR), determined by tumor assessments from radiological tests or physical examinations. In the early 1980s, after discussion with the Oncologic Drugs Advisory Committee (ODAC), the FDA determined that cancer drug approval should be based on more direct evidence of clinical benefit, such as improvement in survival, improvement in a patient’s quality of life, improved physical functioning, or improved tumor-related symptoms. These benefits may not always be predicted by, or correlate with, ORR.”  FDA Quote from Minutes of PDS Biotech End of Phase 2 Meeting with the FDA:  “If Study PDS0101-HNC-301 is to be conducted with registrational intent, overall survival (OS) should be the primary endpoint, particularly given that recent recently approved immunotherapies for HNSCC have demonstrated in median OS but not always in PFS.”  1https://www.fda.gov/media/71195/download

 VERSATILE-002 ICI Naïve Key Demographics and Treatment Exposure  Majority of Patients Are CPS 1-19  Demographic  ITT Population (N=55)  mITT Population (N=52)  Age, Median (Min, Max)  64.0 (46, 83)  64.0 (46, 83)  Sex, n (%)  Male  Female     51 (92.7)  4 (7.3)     48 (92.3)  4 (7.7)  Race, n (%)  American Indian or Alaska Native  Asian  Black or African American  Pacific Islander  White  Other     0  1 (1.8)  1 (1.8)  0  52 (94.5)  1 (1.8)     0  1 (1.9)  1 (1.9)  0  49 (94.2)  1 (1.9)  ECOG, n (%)  0  1     32 (58.2)  23 (41.8)     29 (55.8)  23 (44.2)  CPS, n (%)*  <1  1–19  ≥20     0  33 (60.0)  22 (40.0)     0  31 (59.6)  21 (40.4)  Data on File. 08/02/23 Data Cut.  Treatment Exposure(ITT Population)  Median number of PDS0101 doses: 4 (range 1–5)  72.7% received ≥4 doses25.5% received 5 doses (5th dose is 6 months after dose 4)  Median number of KEYTRUDA® doses: 7 (range 1–33)  32.7% received ≥10 doses

 Expanding Evidence of Consistent and Durable PDS0101 Clinical Results Across Multiple Phase 2 Trial Indications  PDS0101 is an HPV16-targeted immunotherapy  PDS0101 is providing strong proof of concept data for the Versamune® technology platform  Efficacy data in >90 patients to date  Strong agreement between preclinical and clinical results  Versamune® mechanism of action shows clear translation between preclinical and human results  Anti-tumor responses and biomarker data show strong correlation across all types of HPV-positive cancer and at all stages of the disease  Safety data in approximately 130 patients to date  Safety data, anti-tumor responses and patient survival suggest that the Versamune® based therapies such as PDS0101 could be ideal candidates for combination oncology treatments

HNSCC is a Devastating Group of Cancers


Paranasal sinuses
Nasopharynx
Nasal Cavity
Oral Cavity
Oropharynx
Tongue
Pharynx
Salivary glands
Hypopharynx
Larynx


Oral and Pharyngeal Cancers
Genotype of *HPV-Positive Oral and Pharyngeal Cancer
10%
Other HPV
HPV-
30%
HPV+
70%
90%
HPV16

Reference: Noseyaba et al. 2018. Cancer. Suicide Risk Among Cancer Survivors: Head and Neck Versus Other Cancers
https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9
https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.html
*Human Papillomavirus

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 Antibody Drug Conjugate IL-12: PDS0301 Targets Tumors and Enhances T Cell Infiltration and Proliferation in the Tumor   Tumor Site  Injection Site  Non-Immunogenic (Cold Tumor)  Immunogenic (Hot Tumor)  Tumor Site  PDS0301 travels direct to tumor  Increased tumor inflammation from PDS0301  PDS0301 increases T cell infiltration and expansion in tumor  CD8 T cells kill tumor cells  1  2  3  4

 PDS0101: A Novel Investigational HPV-Targeted Immunotherapy   PDS0101 is given by subcutaneous injection and stimulates a potent targeted T cell attack against HPV-positive cancers  Interim VERSATILE-002 data suggests PDS0101 generates clinically effective immune responses  The combination of PDS0101 with KEYTRUDA® has demonstrated a favorable safety profile to date  PDS0101 with KEYTRUDA® demonstrates significant disease control by shrinking tumors, delaying disease progression and prolonging survival

PDS01ADC (NHS-IL12)+Docetaxel: Optimal Tumor Control

Preclinical Studies Show Necrosis and IL-12 Accumulation in TME



A
Day 17
% Necrosis
**
**
*
**
Docetaxel
NHS-IL-12



B
Tumoral NHS-IL-12
pg of huIgG/mg tumor
**
**
Docetaxel
NHS-IL-12



C
MC38 Tumor Growth
Tumor Volume (mm³)
Days Post Tumor Inoculation
No Treatment
Docetaxel
NHS-IL-12
rIL-12
Docetaxel + NHS-IL-12
Docetaxel + rIL-12

(**A**) Quantification of percent necrosis of MC38 tumor-bearing animals that were untreated (black symbols; *n* = 3) or received docetaxel monotherapy (red symbols; *n* = 2), NHS-IL-12 monotherapy (blue symbols; *n* = 3) or docetaxel + NHS-IL-12 combination therapy (purple symbols; *n* = 2).

(B) Enumeration of NHS-IL-12 via ELISA found intratumorally in untreated animals (*n* = 5) and animals receiving docetaxel (*n* = 5), NHS-IL-12 (*n* = 6), and docetaxel + NHSIL- 12 combination therapy (*n* = 6).

(C) MC38 average tumor volumes of animals treated with docetaxel (red line; *n* = 11), NHS-IL-12 (blue line; *n* = 11), rIL-12 (grey line; *n* = 11), docetaxel + NHS-IL-12 (purple line; *n* = 12), docetaxel + rIL- 12 (green line; *n* = 11) and untreated controls (black line; *n* = 12).Doc = docetaxel. huIgG = human IgG. *$p < 0.05$, **$p < 0.01$, ***$p < 0.001$, ****$p < 0.0001$

TME – Tumor microenvironment

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Cancer Immunology, Immunotherapy (2023) 72:2783–2797

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